CNFC
CENTURY NEXT
FINANCIAL CORPORATION

CENTURY NEXT FINANCIAL CORPORATION
505 N. VIENNA STREET
RUSTON, LA 71270

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 24, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on October 24, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50859-Z73212-S75864

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CENTURY NEXT FINANCIAL CORPORATION

	For	Against	Abstain
The Board of Directors recommends you vote "FOR" approval of the Merger Agreement.			
1. Proposal to approve the Agreement and Plan of Merger, dated as of May 16, 2018, by and between Century Next Financial Corporation (" Century Next") and Ashley Bancstock Company, as amended from time to time (the " Merger Agreement"), pursuant to which Ashley Bancstock Company will merge with and into Century Next (the " Merger").	☐	☐	☐
The Board of Directors recommends you vote "FOR" the following proposals:			
2. Proposal to approve the issuance of additional shares of Century Next common stock to shareholders of Ashley Bancstock Company in the Merger.	☐	☐	☐
3. Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the proposal to approve the Merger Agreement or the proposal to issue additional shares of Century Next common stock in the Merger.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change, mark here. (see reverse for instructions) ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Offering Circular are available at www.proxyvote.com.

E50860-Z73212-S75864

CENTURY NEXT FINANCIAL CORPORATION
Special Meeting of Shareholders
October 25, 2018 1:00 P.M. CDT
This proxy is solicited by the Board of Directors

The Board of Directors of Century Next Financial Corporation or any successors thereto, are hereby appointed as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Century Next Financial Corporation held of record on August 27, 2018 by the shareholder named on the reverse side at the Special Meeting of Shareholders to be held at the main office of Bank of Ruston located at 505 North Vienna Street, Ruston, Louisiana on Thursday, October 25, 2018, at 1:00 P.M., Central Time, or at any adjournment thereof.

The Board of Directors recommends that you vote **FOR** approval of the Merger Agreement, **FOR** approval of the proposal to issue additional shares of Century Next common stock in the Merger, and **FOR** the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the proposal to approve the Merger Agreement or the proposal to issue additional shares of Century Next common stock in the Merger.

THE SHARES OF CENTURY NEXT FINANCIAL CORPORATION'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

Address Change: ____

____

(If you noted an Address Change above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

401(k) and ESOP

CNFC
CENTURY NEXT
FINANCIAL CORPORATION

CENTURY NEXT FINANCIAL CORPORATION
505 N. VIENNA STREET
RUSTON, LA 71270

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 19, 2018. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on October 19, 2018. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Cards must be received by October 19, 2018.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E50861-Z73212-S75864

KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CENTURY NEXT FINANCIAL CORPORATION

	For	Against	Abstain
The Board of Directors recommends you vote "FOR" approval of the Merger Agreement.			
1. Proposal to approve the Agreement and Plan of Merger, dated as of May 16, 2018, by and between Century Next Financial Corporation ("Century Next") and Ashley Bancstock Company, as amended from time to time (the "Merger Agreement"), pursuant to which Ashley Bancstock Company will merge with and into Century Next (the "Merger").	☐	☐	☐
The Board of Directors recommends you vote "FOR" the following proposals:			
2. Proposal to approve the issuance of additional shares of Century Next common stock to shareholders of Ashley Bancstock Company in the Merger.	☐	☐	☐
3. Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of the proposal to approve the Merger Agreement or the proposal to issue additional shares of Century Next common stock in the Merger.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change, mark here. (see reverse for instructions) ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Offering Circular are available at www.proxyvote.com.

E50862-Z73212-S75864

CENTURY NEXT FINANCIAL CORPORATION
Special Meeting of Shareholders
October 25, 2018 1:00 P.M. CDT

The Trustees of the Bank of Ruston 401(k) Plan and/or Employee Stock Ownership Plan (the "ESOP") are hereby instructed to vote, as designated on the reverse side, all the shares of common stock of Century Next Financial Corporation allocated to my 401(k) Plan and/or ESOP account(s) as of August 27, 2018 at the Special Meeting of Shareholders to be held at the main office of Bank of Ruston located at 505 North Vienna Street, Ruston, Louisiana, on Thursday, October 25, 2018, at 1:00 P.M., Central Time, or at any adjournment thereof.

THE SHARES OF CENTURY NEXT FINANCIAL CORPORATION'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, SHARES ALLOCATED TO YOUR ACCOUNT(S) WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

Voting instructions must be received by 11:59 P.M. Eastern Time on October 19, 2018. If no voting instructions are received, the shares allocated to your account(s) will not be voted.

Address Change: ____

____

(If you noted an Address Change above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side